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                                VAN KAMPEN TRUST
                            ON BEHALF OF ITS SERIES
                        VAN KAMPEN STRATEGIC INCOME FUND

                     SUPPLEMENT DATED JUNE 29, 2000 TO THE
                        PROSPECTUS DATED JULY 29, 1999,
                       SUPERCEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

    PORTFOLIO MANAGEMENT. Robert J. Hickey, Thomas J. Slefinger and Ted V. Mundy are co-managers responsible for the day-to-day management of the Fund's investment portfolio.

    Robert J. Hickey is a Vice President of the Adviser and Asset Management. Mr. Hickey has been employed by the Adviser since January 1988 and Asset Management since June 1995. Mr. Hickey has been a co-manager of the Fund since January 1995.

    Thomas J. Slefinger is a Senior Vice President of the Adviser and Asset Management. Mr. Slefinger has been employed by the Adviser since July 1989 and Asset Management since June 1995. Mr. Slefinger has been a co-manager of the Fund since July 1999.

    Ted V. Mundy has been a Vice President of the Adviser since June 1995, and a Vice President of Asset Management since June 1994. From September 1990 to June 1994, Mr. Mundy was a portfolio manager with AMR Investment Services, Inc. Mr. Mundy has been a co-manager of the Fund since June 2000.

    (2) The first sentence of the fifth paragraph in the section entitled "PURCHASE OF SHARES -- GENERAL" is hereby deleted and replaced with the following:

    The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange")(currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected.
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    (3) The information on the inside back cover of the Prospectus under the heading "FOR MORE INFORMATION -- INDEPENDENT ACCOUNTANTS" is hereby deleted and replaced with the following:

                           ERNST & YOUNG LLP
                           233 South Wacker Drive
                           Chicago, Illinois 60606

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE